UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 31, 2005


                            US GLOBAL NANOSPACE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                   000 - 23339                 13-3720542
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)            Identification No.)


      2533 North Carson Street, Suite 5107                           89706
              Carson City, Nevada
   (Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (775) 841-3246
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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      This Form 8-K and other  reports filed by US Global  Nanospace,  Inc. (the
"Registrant") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 8.01  Other Events.

      On August 31, 2005 the Registrant announced it has received confirmation from Kidde Firefighting, Inc. ("Kidde") that Kidde has constructed a publicly available website providing information about ALL-CLEAR(TM), the decontamination foam product developed by the Registrant and Kidde. The website may be viewed at www.all-clear.com. The contents of this website are not incorporated into this filing. Further, the Registrant's reference to the URL for this website is intended to be inactive textual reference only. Kidde is a subsidiary of United Technologies Corporation, a New York Stock Exchange listed company.

Item 9.01  Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

      (b)   Pro Forma Financial Information

                  Not applicable.

      (c)   Exhibits

                  99.1  Press Release dated August 31, 2005.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         US GLOBAL NANOSPACE, INC.
                                               (Registrant)

Date: August 31, 2005
                                         /s/ Carl Gruenler
                                         --------------------------------------
                                         Carl Gruenler, Chief Executive Officer